AdvanceDesigns® Variable Annuity SecureDesigns® Variable Annuity	Issued by:	First Security Benefit Life Insurance and Annuity Company of New York

Supplement Dated November 2, 2009,
To Prospectus Dated May 1, 2009

Effective November 2, 2009, the following subaccounts are changing names. All references to the old name in the Prospectus dated May 1, 2009, are hereby changed to reflect the new name effective November 2, 2009.

Old Name	New Name
Legg Mason Partners Variable Aggressive Growth	Legg Mason ClearBridge Variable Aggressive Growth
Legg Mason Partners Global High Yield Bond	Legg Mason Western Asset Variable Global High Yield Bond
Legg Mason Partners Variable Small Cap Growth	Legg Mason ClearBridge Variable Small Cap Growth

Please Retain This Supplement For Future Reference